Related parties	9 Months Ended
Sep. 30, 2026
Related Party [Abstract]
Related parties	Related parties
As of January 1, 2022, the Company amended its Advisory Services Agreement with Mariposa Capital, LLC, an affiliate of Sir Martin Franklin, and TOMS Capital LLC, an affiliate of Mr. Gottesman. Pursuant to the terms of the Amended and Restated Advisory Services Agreement, Mariposa Capital, LLC and TOMS Capital LLC will continue to provide high-level strategic advice and guidance to the Company for an aggregate annual fee equal to $4.0 million, payable in quarterly installments.

Key management personnel comprise the Directors and Executive Officers. The Executive Officers continue to be remunerated for their services to the Company through their employment contracts. Non-executive Directors continue to receive fees for their services as board members and to certain committees that are settled through payroll. Director fees are payable quarterly in arrears. Total non-executive Director fees and expenses for the three and nine months ended September 30, 2026 were €0.1 million and €0.4 million respectively (three and nine months ended September 30, 2025: €0.1 million and €0.3 million respectively). In addition, non-executive Directors received grants of share awards under the EIP, as discussed in Note 12.